Exhibit 10.2

BIDZ.COM, INC.

AMENDMENT NO. 1
TO
2006 STOCK AWARD PLAN

THIS AMENDMENT NO. 1 TO 2006 STOCK AWARD PLAN of BIDZ.com, Inc., a Delaware corporation (the “Company”), is entered into effective as of June 5, 2008, subject to approval by the stockholders of the Company;

WHEREAS, the Board established the 2006 Stock Award Plan (the “Plan”) to facilitate equity compensation and other incentive awards to selected directors, officers, employees, and consultants; and

WHEREAS, the Board desires to amend the Plan to increase the number of shares available for awards under the Plan by a total of 500,000 shares;

WHEREAS, the Board has approved this Amendment No. 1 effective as of the date hereof, subject to approval by the stockholders of the Company;

WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Plan;

NOW, THEREFORE, the Plan is hereby amended as follows:

1.             Section 4(a) of the Plan is amended in the first sentence thereof by replacing the phrase “1,000,000 Shares” with the phrase “1,500,000 Shares.”

2.             Except as expressly modified and amended by the terms of this Amendment No. 1, all of the other terms and conditions of the Plan remain in full force and effect.

BIDZ.COM, INC.

By:
Name:
Title: